Exhibit 10.17(a)

Re:	Royal Ridge Office Center Las Colinas, Texas

FIRST AMENDMENT TO LEASE

THE STATE OF TEXAS	§
	§	KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF DALLAS	§

THIS FIRST AMENDMENT TO LEASE (this “Amendment”) has been executed as of this 27th day of January, 1999, by CARRAMERICA REALTY, L.P., a Delaware limited partnership (“Landlord”) and CENDANT OPERATIONS, INC., a Delaware corporation (“Tenant”), successor in interest to HFS, INCORPORATED, (“HFS”).

R E C I T A L S:

A. Landlord and HFS have heretofore executed that certain Lease dated as of November 19, 1997 (such Lease Agreement is hereinafter called the “Lease”), pursuant to which Tenant leased from Landlord certain premises containing 58,331 rentable square feet (the “Premises”) in that certain building now known as Royal Ridge Office Center, Las Colinas, Texas and more particularly described in the Lease (the “Building”). Unless otherwise defined herein, all initially capitalized terms will have the respective meanings assigned thereto in the Lease.

B. Landlord and Tenant desire to execute this Amendment in order to evidence their agreement to (i) evidence the reduction in the area of the Premises by approximately 18,552 rentable square feet (the “Surrender Space”); and (ii) make certain other resulting amendments to the Lease, all as more particularly set forth in this Amendment.

NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

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Article I

CERTAIN AMENDMENTS

SECTION 1.01. Landlord and Tenant hereby stipulate that (i) as of the Commencement Date and prior to the execution of this Amendment, the Premises contained 58,331 rentable square feet, and (ii) the Commencement Date was July 1, 1998. Page 1, Schedule, Paragraph 3, is hereby amended by substituting “39,779” for “55,000” in the first line thereof and the Premises are outlined in Appendix A attached hereto and made a part hereof for all purposes.

SECTION 1.02. Page 1, Schedule, Paragraph 4 is hereby amended by substituting “38.94%” for “54%” in the first line thereof, and by substituting “102,151” for “101,933” in the first line thereof.

SECTION 1.03. Page 1, Schedule, Paragraph 13 is hereby deleted and replaced by the following:

13. Base Rent.

Period	Annual Base Rent Rate Per Sq. Ft.		Monthly Base Rent
The date of this Amendment to June 30, 2001	$16.75	*	$55,524.85
July 1, 2001 - June 30, 2003	$17.25	*	$57,182.31

*	subject to adjustment per paragraph 2E of the Lease.

SECTION 1.04. Appendix G, Right of First Refusal, is hereby amended by (i) deleting the words “any remaining rentable square footage in the Building” in the third and fourth lines of Paragraph 1 thereof and substituting “the area described in Attachment A hereto” therefor, (ii) by deleting “46,933” in the fifth line thereof and substituting “23,936” therefor and (iii) by adding Attachment A hereto as Attachment A to Appendix G.

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SECTION 1.05. Appendix I, Partial Termination Option, is hereby deleted in its entirety for all purposes.

SECTION 1.06. Landlord and Tenant hereby release and discharge each other from all duties, obligations and covenants under the Lease with respect to the Surrender Space, which accrue after the date of this Amendment, except as set forth in Paragraph 4 of that certain Agreement dated of even date herewith by and among Landlord, Tenant and Freddie Mac, as same may be amended.

SECTION 1.07. The Lease shall be and hereby is further amended wherever necessary, even though not specifically referred to herein, in order to give effect to the terms of this Amendment.

Article II

MISCELLANEOUS

SECTION 2.01. The Lease, as amended hereby, is hereby ratified, confirmed and deemed in full force and effect in accordance with its terms. Each party represents to the other that such party (a) is currently unaware of any default by the other party under the Lease; and (b) has full power and authority to execute and deliver this Amendment and this Amendment represents a valid and binding obligation of such party enforceable in accordance with its terms.

SECTION 2.02. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas.

SECTION 2.03. This Amendment may be executed in multiple counterparts each of which is deemed an original but together constitute one and the same instrument. This Amendment may be executed by facsimile and each party has the right to rely upon a facsimile counterpart of this Amendment signed by the other party to the same extent as if such party had received an original counterpart.

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IN WITNESS WHEREOF, this Amendment has been executed as of (but not necessarily on) the date and year first above written.

LANDLORD:

Date: 1/27/1999	CARRAMERICA REALTY, L.P., a Delaware limited partnership

	By:	CarrAmerica Realty GP Holdings, Inc., its sole general partner

		By:	/s/ Robert E. Peterson
		Name:	Robert E. Peterson
		Title:	Vice President

TENANT:

Date: 12/18/1998	CENDANT OPERATIONS, INC. a Delaware corporation

	By:	/s/ Paul M. McNicol
	Name:	Paul M. McNicol
	Title:	Senior Vice President

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